Goodwill and Acquired Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Acquired Intangible Assets
9. GOODWILL AND ACQUIRED INTANGIBLE ASSETS
Intangible assets:
The intangible assets acquired from the Company’s acquisition of Shannon Systems in 2015 and Bigtera in 2017 are as follows:

	December 31
	2019
	US$
	Cost	Accumulated Impairment	Accumulated Amortization	Net Carrying Amount
Acquisition-related intangible assets	13,117	(3,699)	(9,418)	—
The Company assesses the impairment of intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. In 2019, the Company determined that the carrying amounts for intangible assets of its Shannon reporting units exceeded its fair value, which was close to nil
, and recorded impairment charges of US$255
thousand due to lower than projected business outlook. The impairment was measured based on a discounted cash flow method, which uses assumptions that are considered Level 3 within the fair value hierarchy due to the significant use of unobservable company specific information.
Amortization expense of acquisition-related intangible assets for the years ended December 31, 2019, 2020 and 2021 were
US$766 thousand, nil and nil, respectively.
Goodwill:
Goodwill is not amortized, but instead is reviewed and tested for impairment at least annually and whenever events or circumstances occur which indicate that goodwill might be impaired. Goodwill that resulted from the Company’s acquisition of Shannon Systems in 2015 and Bigtera in 2017 were US$33,204 thousand and US$625 thousand, respectively. Goodwill is tested for impairment annually on November 30. Total goodwill was nil as of December 31, 2020 after recognizing an impairment charge for the Shannon reporting unit.
The Company applied a
one-step
quantitative test and recorded the amount of goodwill impairment as the excess of a reporting unit’s carrying amount over its fair value. Fair value determinations are sensitive to changes in the underlying assumptions and factors including those relating to estimating future operating cash flows to be generated from the reporting unit which are dependent upon historical data and internal forecasts and projections developed by management. Assumptions used to determine fair value used are classified as Level 3 within the fair value hierarchy due to the significant use of unobservable company-specific information. As a result of the goodwill impairment tests conducted as of June 30, 2019, November 30, 2019 and November 30, 2020, the Company determined that the carrying amounts for Shannon reporting unit exceeded the fair value and recorded goodwill impairment charges of US$15,715 thousand and US$17,489 thousand in the third quarter of 2019 and in the fourth quarter of 2020, respectively. The Company used the discounted cash flow method to determine the fair value of the Shannon unit.

	December 31
	2020
	US$
	Cost	Disposal of FCI	Accumulated Impairment	Foreign Currency Adjustment	Net Carrying Amount
Goodwill	100,129	(25,117)	(74,974)	(38)	—